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                                        497(e) File Nos. 333-15119 and 811-07893

       SUPPLEMENT DATED AUGUST 24, 1998 TO PROSPECTUS DATED MAY 1, 1998

                                     FOR

                         CITISELECT(R) VIP FOLIO 200
                         CITISELECT(R) VIP FOLIO 300
                         CITISELECT(R) VIP FOLIO 400
                         CITISELECT(R) VIP FOLIO 500

The sixth paragraph appearing in the "Management -- Investment Manager" section on page 12 is deleted and replaced with the following:

SMALL CAPITALIZATION GROWTH SECURITIES

    This portion of the Funds' portfolios has been managed by Lawrence P. Keblusek since August 1998. Mr. Keblusek's biographical information is contained under "Management -- Investment Manager" above.



       SUPPLEMENT DATED AUGUST 24, 1998 TO PROSPECTUS DATED MAY 1, 1998

                                     FOR


                 CITIFUNDS(SM) SMALL CAP GROWTH VIP PORTFOLIO

The third paragraph appearing in the "Management -- Investment Manager" section on page 7 is deleted and replaced with the following:

    Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank since 1995, has been the portfolio manager of the Fund since August 1998. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.